UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 14, 2005

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Current Report on Form 8-K, dated November 14, 2005 (Form 8-K), is being amended and restated to add an additional restatement item. Specifically, on November 21, 2005 management determined that a deferred income tax benefit reflected in respect of our former Canadian subsidiary, Addison Energy Inc. (Addison), in 2004 should be reclassified in continuing operations, not discontinued operations, and that its previously issued financial statements for the three and six months ended June 30, 2004 included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and its previously issued financial statements for the nine months ended September 30, 2004 included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 should no longer be relied upon and will be restated to reflect an adjustment to report this deferred income tax benefit in the results of continuing operations.  This restatement only impacts the comparative 2004 periods shown in the respective Form 10-Qs and does not impact reported net income or loss.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)                                  On November 14, 2005, the management of EXCO Resources, Inc. (EXCO) concluded that its previously issued financial statements for the three and six months ended June 30, 2005 included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 should no longer be relied upon and will be restated to reflect an adjustment with regard to income taxes related to discontinued operations. On November 18, 2005, the management of EXCO concluded that the adjustment should not be a component of discontinued operations but rather a component of continuing operations. Accordingly, management of EXCO concluded that its previously issued financial statements for the nine months ended September 30, 2005 included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 should no longer be relied upon and will be restated to reflect an adjustment to income taxes related to discontinued operations. On November 18, 2005, the Audit Committee concurred with the decision to restate these financial statements upon the recommendation of management after the discovery and analysis of the matter described below.

On November 14, 2005, as part of EXCO’s review of its third quarter financial statements, EXCO reviewed a possible misapplication of Statement of Financial Accounting Standards No. 109, Accounting for Income Tax (SFAS No. 109) relating to the recording of an income tax benefit on a dividend received in February 2005 from Addison, EXCO’s former wholly-owned Canadian subsidiary. On October 22, 2004, the American Jobs Creation Act of 2004 (the Act) was enacted into law. The Act created a temporary incentive for U.S. corporations to repatriate accumulated income earned abroad by providing an 85% dividends received deduction for certain dividends from controlled foreign corporations. EXCO repatriated Cdn. $74.5 million (U.S. $59.6 million) in an extraordinary dividend, as defined in the Act, from Addison on February 9, 2005. At December 31, 2004, certain technical corrections to the Act had been identified and legislation to effect the corrections had been proposed to be enacted. On May 10, 2005, the Treasury Department issued Notice 2005-38 in which it stated that the Treasury Department would follow the proposed corrective legislation. The Treasury Department further stated that another technical release would be issued at a later date discussing the methodology for making certain computations in regard to the Act. However, EXCO believed that there still remained substantial questions as to whether or not the application of Notice 2005-38 provided sufficient clarification of an uncertain tax position as required under SFAS No. 109 to recognize the income tax benefit arising from the technical corrections and questions remained regarding calculation of the tax benefit thereunder.

There was further administrative guidance issued by the Treasury Department under Notice 2005-64 on August 19, 2005. EXCO believed that this additional guidance provided sufficient evidence as required under SFAS No. 109. As a result, EXCO planned to recognize the benefit of $2.1 million during the three months ended September 30, 2005. However, after reconsideration of Notice 2005-38, EXCO management, with the concurrence of EXCO’s Audit Committee, concluded to recognize this benefit in the quarter ended June 30, 2005. SFAS No. 109 requires the entire tax effect of a change in enacted tax rates be allocated to continuing operations without regard to whether the item giving rise to the effect is a component of discontinued operations. EXCO expects to file amendments to its Quarterly Reports on Form 10-Q for the quarter ended June 30, 2005, to reflect the recording of a tax benefit of $2.1 million, and for the quarter ended September 30, 2005 to recognize the tax benefit as a component of continuing operations.

On November 21, 2005, EXCO’s management concluded that a deferred income tax benefit related to Addison and reflected in discontinued operations in the financial results for the three and six months ended June 30, 2004 and the nine months ended September 30, 2004 should instead be classified in continuing operations during those periods. The June 30, 2005 Form 10-Q and the September 30, 2005 Form 10-Q included in discontinued operations in respect of Addison $909,000 of benefit attributable to the Province of Alberta, Canada legislation, which became effective in May 2004 and that provided for the phase-in of reduced income tax rates and allowed for the deductibility of Crown royalties. Although Addison’s results are reflected as discontinued operations in these Forms 10-Q, this benefit should be reflected as a component of continuing operations as required by SFAS No. 109 and EITF 93-13, “Effect of a Retroactive Change in Enacted Tax Rates That is Included in Income From Continuing Operations.” On November 22, 2005, the Audit Committee concurred with the decision to restate these financial statements upon the recommendation of management.

As previously disclosed by EXCO in its Annual Report on Form 10-K for the year ended December 31, 2004, there was a material weakness in its processes, procedures and controls related to the preparation of its quarterly and annual tax provisions. As of the end of the periods covered by each of its Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 EXCO’s chief executive officer and chief financial officer (who is also the chief accounting officer) have concluded that EXCO’s disclosure controls and procedures were not effective as a result of the material weakness identified in the Annual Report on Form 10-K. As previously reported, EXCO is performing additional procedures relating to the tax provisions designed to ensure that its financial statements are fairly presented in all material respects in accordance with generally accepted accounting principles. In 2005, through the date of this report, we have implemented additional controls, including more stringent reviews of our quarterly tax provision, hired additional finance and accounting personnel, and expanded the scope of work of the outside consulting firm that we use to review our quarterly tax provision.

The Audit Committee of EXCO’s Board of Directors and EXCO’s management have discussed the matters disclosed in this Form 8-K/A with EXCO’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated:	November 23, 2005	By:	/s/ J. DOUGLAS RAMSEY
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President and Chief Financial Officer